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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): AUGUST 12, 2003


                                    EGL, INC.
             (Exact name of registrant as specified in its charter)



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
                    TEXAS                                        000-27288                                    76-0094895
         (State or other jurisdiction                           (Commission                                  (IRS Employer
              of incorporation)                                 File Number)                              Identification No.)


                      15350 VICKERY DRIVE, HOUSTON, TEXAS                                                 77032
                   (Address of principal executive offices)                                             (Zip Code)
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       Registrant's telephone number, including area code: (281) 618-3100


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

         The following exhibit is furnished pursuant to Item 12:

                  99.1 Press Release, dated August 12, 2003, reporting financial results of EGL, Inc. for the quarter ended June 30, 2003.

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

         The press release attached hereto as Exhibit 99.1 reports financial results for the second quarter of 2003.

All of the information furnished in Item 12 and the accompanying exhibit will not be incorporated by reference into any registration statement filed by EGL under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by EGL, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of EGL or any of its affiliates.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 12, 2003                      EGL, INC.



                                           By:  /s/ Elijio V. Serrano
                                                --------------------------------
                                                Elijio V. Serrano
                                                Chief Financial Officer




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                                INDEX TO EXHIBITS



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EXHIBIT
NUMBER         DESCRIPTION
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

99.1           Press Release, dated August 12, 2003

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